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                           INTERIM OPERATING AGREEMENT


         THIS AGREEMENT ("this Agreement") is entered into this 22nd day of May, 2000, by and between SHANECY, INC., a Delaware corporation, with its principal place of business located at 1530-625 Howe Street, Vancouver, British Columbia V6C 2T6 ("Shanecy"), on the one hand, and THEMEWARE CORP., a California corporation, with its principal place of business located at 3101 West Coast Highway, Suite 100, Newport Beach, California 92663 ("ThemeWare"), on the other hand. (Shanecy and ThemeWare are hereinafter collectively referred to as the "Parties").

         WHEREAS, the Parties have entered into a Term Sheet (the "Term Sheet") which provides, in part, that Shanecy will acquire 100% of the outstanding shares of common stock of Themeware (the "Transaction") (a true and correct copy of the Term Sheet is hereby attached as Exhibit A and incorporated herein by reference);

         WHEREAS, the Parties are in the process of creating definitive agreements which will evidence the Transaction, which will ultimately be entitled "Agreement and Plan of Reorganization" or a similar title (the "Closing Documents");

         WHEREAS, the Parties have agreed that time is of the essence in the closing of the Transaction (the "Closing") and the Parties have agreed to proceed towards the Closing in a diligent and efficient manner during the period beginning with the execution of the Term Sheet and ending with the date of the Closing (the "Closing Date") (the "Interim Period");

         WHEREAS, the Parties desire to facilitate the pending transition resulting from the Closing, and wish for Shanecy to become familiar with the management and operations of ThemeWare as soon as practicable;

         WHEREAS, this Agreement is not intended to create a third-party beneficiary contract, nor is it intended to benefit any parties other than the parties to this Agreement;

         WHEREAS, the Parties believe that it is in their mutual best interests for Shanecy to have the opportunity to work with ThemeWare present management prior to the Closing;

         WHEREAS, Shanecy has agreed to dedicate time and management resources to ThemeWare during the Interim Period (the "Management Services");

         WHEREAS, certain of the consideration granted by ThemeWare in the Term Sheet is being used to pay for the Management Services described herein; and


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         NOW THEREFORE, it is agreed that the Parties enter into this Agreement upon the following terms and conditions:

1. Management of ThemeWare: Shanecy will assume all management responsibilities of ThemeWare, and will be responsible for its day to day operations. ThemeWare's current management will remain in place, but will act under the direction of Shanecy, or Shanecy's duly authorized representative. Shanecy will act in the best interests of ThemeWare, at all times during the course of this Agreement.

2. Daily Operations: ThemeWare will continue, under the direction of Shanecy, to develop its current products consistent with its line of business, and will continue to pursue the general business direction currently pursued by ThemeWare present management.

3. ThemeWare Corporate Meetings: Shanecy, through its designated representative, will attend all ThemeWare shareholder and Board of Directors meetings, during the term of this Agreement, for purposes of observation only, and Shanecy will not have the right to vote at the meetings, and the purpose of attendance by Shanecy at the meetings will be solely for the purpose of the Parties becoming more familiar with each other and their respective operations. However, the Parties agree that Shanecy's representative will not be entitled to be present in connection with any discussions by ThemeWare's Board of Directors regarding the transactions contemplated by the Term Sheet.

4. Shanecy Time Commitment: Shanecy shall devote that amount of time that is reasonable and necessary to conduct the affairs of ThemeWare and to attend to all matters concomitant to the business of ThemeWare.

5. Business Associations: Shanecy will maintain all of ThemeWare's current business relationships, including those relationships with ThemeWare's current manufacturers, distributors, producers, vendors, creditors, and all other associates or affiliates of ThemeWare, and Shanecy will continue to operate ThemeWare in its ordinary course of business with its associates and affiliates.

6. Support Services: ThemeWare agrees to provide support services to Shanecy, at all times during the term of this Agreement, at the reasonable request of Shanecy, including in areas of management, marketing, technical, production, distribution, and all other areas.

7. Limitations on Power of Shanecy: Shanecy will not incur any material debt or obligation on behalf of ThemeWare during the term of this Agreement, without the express approval of the ThemeWare Board of Directors through a duly authorized resolution.

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8.       ThemeWare Liabilities:

         a) Payment: Shanecy will ensure payment of the liabilities of ThemeWare when necessary, and Shanecy will contribute its own funds, when needed, and at its discretion, towards the payment of ThemeWare liabilities. All payments towards liabilities in excess of $25,000 must be jointly approved by the Parties.

         b) Administration: Shanecy will administer all of the liabilities of ThemeWare, and will attempt to negotiate more desirable payment terms with creditors on behalf of ThemeWare.

9. Relocation: Shanecy will endeavor to find a more suitable principal office location for the operations of ThemeWare, where the parties can conduct their respective businesses independently, while still maintaining a close proximity to each other, so that the management of the respective companies can assist each other when needed.

10. Revenue from Operations: The revenues from the operations of ThemeWare will remain with ThemeWare and be administered by Shanecy pursuant to this Agreement and the attached Term Sheet.

11. ThemeWare Assets and Liabilities: The Parties agree that the assets and liabilities of ThemeWare will remain unchanged and unaltered, as of the date of execution of this Agreement, and will not be modified or adjusted by ThemeWare at any time, except for expenditures in the ordinary course of business. The Parties agree that Shanecy will assume control of the assets and liabilities of ThemeWare as of the date of execution of this Agreement.

12. Cooperation of the Parties: The Parties will, and will continue to, cooperate fully with each other, and will cause their respective accountants, counsel, consultants and other representatives to cooperate with each other, in connection with the various audits and examinations to be conducted by any of them.

13. Due Diligence Materials: Each of the Parties will treat in confidence all documents, materials and other information obtained regarding the other during the course of the negotiations leading to the consummation of the Transaction, the investigation of the other, and the preparation of all agreements and other documents hereunder. If the Transaction is not consummated, each Party will return to the other all copies of non-public documents and materials that have been furnished in connection therewith.

14. Accountants: The Parties agree to continue to retain their respective accounting firms, with Shanecy retaining KPMG, and with ThemeWare retaining Ernst & Young LLP, to provide all required accounting services to the respective parties, including, without limitation, those required in connection with the closing of the transaction.

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15.      Closing Date: The Parties agree to use their commercially reasonable efforts to cause the Closing to occur as soon as practicable after the date hereof, at the Closing of the Transaction, this Agreement will be superceded by the documents executed by the parties at the Closing of the Transaction.

16. Failure to Close: In the event that the Closing of the Transaction does not occur within 90 days of the date of execution of the Agreement, for any reason other than the failure of the United States Securities and Exchange Commission to declare effective any registration statement filed as part of the Transaction, or the failure of any other governmental agency to take action in a timely manner, that is not the fault of either of the Parties to this Agreement, then this Agreement will immediately terminate.

17. Additional Conditions: From the date hereof until the Closing, the Parties will, among other things:

         (a) continue to operate the business of ThemeWare, under the direction of Shanecy, in the usual, regular and ordinary course and manner; and not make any material changes in the business of ThemeWare or incur any material obligations or liabilities with respect thereto other than by the ordinary course of business;

         (b) not make any changes in the authorized, issued or outstanding capital stock of ThemeWare, and not declare, set aside, pay or make any dividends on the capital stock of ThemeWare, except as expressly contemplated by the Term Sheet;

         (c) not grant any rights, warrants or options relating to the capital stock of ThemeWare, without the express written consent of the Parties;

         (d) not pay, promise to pay or enter into any agreement, or other arrangement to pay, any bonus or special or increased compensation to directors, officers or employees other than in accordance with presently existing compensation arrangements, without the express written consent of the Parties;

         (e) not disclose or communicate to any person, or use for the benefit of any person, any secret, confidential or proprietary knowledge or information with respect to ThemeWare;

         (f) keep each other fully informed of all material events and occurrences relevant to the business and operations of ThemeWare.

18. Confidential Information: During the term of this Agreement, the Parties acknowledge that they will have access to and become familiar with various confidential information and trade secrets about the business of the other that is not generally known in its industry, and that provides a competitive advantage to the other, including without limitation, customer lists, trade secrets, information, records, and other items which are used in the operation of the business of the other. The Parties agree that they will not disclose any of these trade secrets and confidential information, directly or indirectly, or use them in any way, during the term of this Agreement

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19.      Termination: This agreement will terminate upon the expiration of the
         Interim Period, or upon the termination of the Term Sheet prior to the expiration of the Interim Period, by either party giving written notice to the other party.

20. Modification: No waiver or modification of this Agreement, or any covenant, condition or provision thereof shall be valid unless in writing and duly executed by the party to be charged therewith.

21. Non-Assignability: Neither party may assign any of its rights, duties or obligations under this Agreement to any third party except as provided herein, or with the prior written consent of the other

22. Governing Law: This Agreement and all disputes related hereto shall be governed by the laws of the State of California, United States of America, and subject to the exclusive jurisdiction and venue of the Courts of the State of California, County of Orange, United States of America. If any of the Parties shall initiate illegal proceeding to enforce its rights hereunder, the prevailing party in such legal proceedings shall be entitled to recover from the other party all costs, expenses and reasonable attorneys fees incurred in connection with such proceedings

23. Integration: This Agreement is, and represents, the entire Agreement between the Parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous discussions or agreements related thereto.

24. Counterparts: This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which when taken together constitute one and the same agreement.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first written above.


THEMEWARE CORP.                            SHANECY, INC.


/s/                                       /s/
   ---------------------                     -----------------------
   By:                                       By:   Jason Galanis
   Its:                                      Its:  President


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